UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OXFORD RESOURCE PARTNERS, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Oxford Resource Partners, LP

Please Contact MacKenzie Partners Today

to Vote your Units of Oxford Resource Partners, LP to

Restart Distributions

AND PROTECT YOUR INVESTMENT IN OXFORD!

December 19, 2014

Dear Oxford Resources Unitholder:

The Special Meeting of Unitholders of Oxford Resource Partners, LP (“Oxford”) is scheduled to be held on December 23, 2014 and according to our latest records, your vote has not yet been received.

With the meeting date fast approaching, we ask that you use the instructions on the enclosed proxy card to vote your shares TODAY by phone or by the Internet to ensure your vote is received and counted in time. If voting by phone, you may do so by contacting MacKenzie Partners toll-free at 1-888-410-7850. MacKenzie has been engaged by Oxford to assist in gathering the votes for the Special Meeting.

A vote FOR the proposals has been recommended by three leading independent proxy advisory firms. Additionally, 97% of the votes cast so far have been voted for the transactions, indicating strong unitholder support from those that have voted.

The proposals require the approval of our public unitholders by a majority vote FOR the proposals. Therefore, not voting will have the same effect as voting AGAINST the restructuring plan proposals.

No matter how many units you hold your vote is very important. Please contact MacKenzie Partners today so they may assist in processing your vote – this will only take a few minutes of your time. THIS IS EXTREMELY IMPORTANT FOR THE FUTURE VIABILITY OF OXFORD! YOUR VOTE FOR IS CRITICAL!

MacKenzie’s team of representatives can be reached toll-free at 1-888-410-7850 or 1-212-929-5500 (call collect). Please be advised that you do not need your proxy card to vote your units. Simply call MacKenzie today and they can take your vote over the telephone. You may also contact them with your voting instructions via email at: proxy@mackenziepartners.com.

Thank you for your time and consideration.

Sincerely,

Oxford Resource Partners, LP

SPECIAL MEETING OF UNITHOLDERS OF

OXFORD RESOURCE PARTNERS, LP

December 23, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/16540

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00000030303003030000 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FOR ALL PROPOSALS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

This proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without direction will be voted “FOR” each proposal listed herein. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof. Signature must be that of the unitholder itself, himself or herself. If common units and/or subordinated units are held jointly, each unitholder named must sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should so indicate when signing.

1. To consider and vote upon the Partnership Agreement Amendment Proposals (as defined in the Proxy Statement dated December 1, 2014) that, if approved, will amend and restate our partnership agreement as, and adopt, the Fourth Amended and Restated Partnership Agreement.

Such proposals are as follows:

1A. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1A

Amendments relating to a reverse split of our units and to the conversion of our subordinated units into liquidation units and the elimination of related concepts in our partnership agreement.

1B. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1B

Amendments relating to distributions, including the reset of our minimum quarterly distribution and the target thresholds with respect to the incentive distribution rights held by our general partner.

1C. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1C

Amendments that clarify and conform provisions in our partnership agreement to the changes described in Partnership Agreement

Amendment Proposals 1A and 1B and make our partnership agreement consistent with the partnership agreements of many master limited partnerships that have gone public in recent years.

2. To consider and approve the Contribution Agreement Proposal (as defined in the Proxy Statement dated December 1, 2014) by which the Contribution Agreement and its terms will be approved as set forth in the Proxy Statement.

3. To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

FOR AGAINST ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Unitholder Date:

Signature of Unitholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF UNITHOLDERS OF

OXFORD RESOURCE PARTNERS, LP

December 23, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your units in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/16540

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00000030303003030000 9

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

This proxy when properly executed will be voted in the manner directed herein by the undersigned unitholder. Proxy cards properly executed and returned without direction will be voted "FOR" each proposal listed herein. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof. Signature must be that of the unitholder itself, himself or herself. If common units and/or subordinated units are held jointly, each unitholder named must sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should so indicate when signing.

1. To consider and vote upon the Partnership Agreement Amendment Proposals (as defined in the Proxy Statement dated December 1, 2014) that, if approved, will amend and restate our partnership agreement as, and adopt, the Fourth Amended and Restated Partnership Agreement. Such proposals are as follows:

	FOR	AGAINST	ABSTAIN
1A. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1A Amendments relating to a reverse split of our units and to the conversion of our subordinated units into liquidation units and the elimination of related concepts in our partnership agreement.	☐	☐	☐
1B. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1B Amendments relating to distributions, including the reset of our minimum quarterly distribution and the target thresholds with respect to the incentive distribution rights held by our general partner.	☐	☐	☐
1C. PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL 1C Amendments that clarify and conform provisions in our partnership agreement to the changes described in Partnership Agreement Amendment Proposals 1A and 1B and make our partnership agreement consistent with the partnership agreements of many master limited partnerships that have gone public in recent years.	☐	☐	☐
2. To consider and approve the Contribution Agreement Proposal (as defined in the Proxy Statement dated December 1, 2014) by which the Contribution Agreement and its terms will be approved as set forth in the Proxy Statement.	☐	☐	☐
3. To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unitholder ____________ Date: ______ Signature of Unitholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

OXFORD RESOURCE PARTNERS, LP

SPECIAL MEETING OF UNITHOLDERS

December 23, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OXFORD RESOURCES GP, LLC

The undersigned holder of common units and/or subordinated units of Oxford Resource Partners, LP, a Delaware limited partnership (“Oxford”), hereby acknowledges receipt of the Notice of Special Meeting of Unitholders and Proxy Statement, each dated December 1, 2014, and revoking all prior proxies, hereby appoints Charles C. Ungurean and Daniel M. Maher (together, the “Proxies”), each with the full power and authority to act as proxy of the undersigned, with full power of substitution, to vote all of the common units and/or subordinated units which the undersigned may be entitled to vote at the special meeting of unitholders of Oxford to be held on December 23, 2014, at 10:00a.m., local time, at Oxford’s corporate offices located at 41 South High Street, Suite 3450, Columbus, Ohio 43215, and at any adjournments or postponements thereof, on the matters set forth in this proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting and any adjournments or postponements thereof, in accordance with the following instructions:

(Continued and to be signed on the reverse side.)

14475